UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MeiraGTx Holdings plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91576-P51172 You invested in MEIRAGTX HOLDINGS PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2026. Vote Virtually at the Meeting* June 11, 2026 10:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/MGTX2026 Get informed before you vote View the Notice of Annual General Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. MEIRAGTX HOLDINGS PLC 655 THIRD AVENUE, SUITE 1115 NEW YORK, NY 10017 MEIRAGTX HOLDINGS PLC 2026 Annual General Meeting Vote by June 10, 2026 11:59 PM ET *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Voting Items Board Recommends V91577-P51172 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Directors. For Nominees: 01) Ellen Hukkelhoven, Ph.D. 02) Nicole Seligman 03) Debra Yu, M.D. 2. To ratify, by ordinary resolution, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: To transact such other business as may properly come before the Annual General Meeting or any continuation, postponement or adjournment thereof.